UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
November 18, 2025
THE CAMPBELL'S COMPANY

New Jersey	1-3822	21-0419870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital Stock, par value $.0375	CPB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders
The Campbell’s Company ("Campbell" or "Company") held its Annual Meeting of Shareholders on November 18, 2025. The final results of voting with respect to all matters of business are set forth below.
Management Proposals:
1. Election of Directors
The nominees for election to the Board of Directors (the “Board”) were elected, each until the next Annual Meeting of Shareholders or their earlier resignation or retirement. For each nominee, the votes cast for, against, abstentions, and broker non-votes were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Fabiola R. Arredondo	246,640,251	1,271,534	609,464	20,069,551
Howard M. Averill	246,557,437	1,352,497	611,315	20,069,551
Mick J. Beekhuizen	247,171,847	739,229	610,173	20,069,551
Bennett Dorrance, Jr.	246,083,863	1,816,288	621,098	20,069,551
Maria Teresa (Tessa) Hilado	246,542,149	1,360,119	618,981	20,069,551
Grant H. Hill	246,889,991	909,079	722,179	20,069,551
Sarah Hofstetter	246,765,345	1,034,762	720,761	20,069,551
Marc B. Lautenbach	242,002,044	5,935,197	584,008	20,069,551
Mary Alice D. Malone, Jr.	246,926,258	990,419	604,191	20,069,551
Keith R. McLoughlin	245,620,051	2,287,872	613,326	20,069,551
Kurt T. Schmidt	246,923,625	977,630	619,994	20,069,551
Archbold D. van Beuren	224,981,304	22,955,733	584,212	20,069,551
2. Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal 2026
The proposal to ratify the appointment of PricewaterhouseCoopers LLP as Campbell's independent registered public accounting firm for fiscal 2026 was approved. The votes cast for and against this proposal as well as the abstentions were as follows:

For	Against	Abstain
263,209,145	4,764,138	617,517
3. Advisory Vote on Fiscal 2025 Executive Compensation

The resolution to approve, on an advisory basis, the compensation of Campbell's executive officers named in the proxy statement for the 2025 Annual Meeting of Shareholders was approved. The votes cast for and against this proposal as well as the abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
245,005,925	2,681,633	833,691	20,069,551

Shareholder Proposals:
4. Simple Majority Vote
A non-binding shareholder proposal requesting that the Board replace supermajority voting provisions in the Company’s governing documents with simple majority voting provisions was not approved. The votes cast for and against this proposal as well as the abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
107,793,720	139,770,479	956,991	20,069,551

5. Regenerative Agriculture Program Report
A non-binding shareholder proposal regarding a report on the effectiveness of the Company’s regenerative agriculture program including pesticide reduction outcomes was not approved. The votes cast for and against this proposal as well as the abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
26,495,290	218,752,301	3,273,658	20,069,551

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CAMPBELL'S COMPANY

Date: November 19, 2025	By:	/s/ Charles A. Brawley, III
Charles A. Brawley, III
Executive Vice President, General Counsel and Corporate Secretary